                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 19, 1999
                                                         ----------------

                             USINTERNETWORKING, INC.
                             -----------------------
                          (Exact Name of Registrant as
                              Specified in Charter)

                                      25737
                                    --------
                              (Commission File No.)

                                   52-2078325
                                   ----------
                                  (IRS Employer
                               Identification No.)

                                    DELAWARE
                                    --------
                          (State or Other Jurisdiction
                                of Incorporation)


                                  One USI Plaza
                         Annapolis, Maryland 21404-7478
                              (Address of Principal
                               Executive Offices)


                                 (410) 897-4400
                                 --------------
                             (Registrant's telephone
                          number, including area code)


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ITEM 5.  OTHER EVENTS


              On October 19, 1999 USINTERNETWORKING Inc. ("the Company"), issued the press release filed herewith as Exhibit 99.1 in connection with the offering of $100,000,000 aggregate principal amount of its Convertible Subordinated Notes due 2004. Pursuant to Rule 135c under the Securities Act of 1933, as amended, the Company is filing this Current Report on Form 8-K, together with Exhibit 99.1, with the Securities and Exchange Commission.

                                       2

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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         USINTERNETWORKING, Inc.



By:    /s/ William T. Price
     ------------------------------------
Name:  WILLIAM T. PRICE
     ------------------------------------
Title: VICE PRESIDENT AND GENERAL COUNSEL
       ----------------------------------

Date:  October 21, 1999


                                       3

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                                 EXHIBIT INDEX

*        99.1.    Press release dated October 19, 1999.

---------------------------

*        Filed herewith.